EXHIBIT 10.37

OFFICE/SHOWROOM/WAREHOUSE

LEASE AGREEMENT

("Lease")

This Lease is entered into by and between the Landlord and Tenant named below as of the last date shown on the signature page. This Lease consists of the following: this document and any attached exhibits (including floor plans, legal descriptions, site plans, premises layouts, guarantees or other items) and any amendments or addendums that are now or in the future executed by the parties.

1. Definitions and Basic Provisions: The following definitions and basic provisions shall be used in conjunction with this Lease:

(a) "Landlord":    Dryden VI. Ltd.

(b) "Tenant": LifeRamp Family Financial, Inc.

(c) "Premises": 1600 Corporate Court. Suite 140, Irving. TX 75038.

As described on Exhibit "A", the Premises are a part of a larger Project that consists of 66.470 square feet of net leasable area, in determining net leasable area, all measurements are from underneath the roofline, except interior party walls where measurements are from centerline. The net leasable area of Tenant's space is SJKXL square feet and Tenant's proportionate share of the Project is   5.42       percent ("Tenant's Proportionate Share").

(d) "Lease term":   _____36______months and      0     days as follows:

•    Commencement date: October 1, 2003, or upon completion of interior improvements.

•    Expiration date: September 30, 2006.

(e) Rental per month:

•    "Basic Rental": $3,300.00 Industrial Gross.

•     "Common Area Maintenance Fee or Base Year": 2003.

•    "Utility Charges": Water Is an item of Project expense; Tenant will separately pay for privately submetered electric usage in the suite.

•    Total initial monthly payment: $3,300.00.

(f) "Security deposit": $3,300.00.

(g) "Permitted use": Office.

(h)   Special Provisions:

a.  Tenant accepts the Premises on an "as is" basis, with the following exceptions:

i.   Landlord will assure that the electrical, plumbing and HVAC systems are in operating condition at Lease commencement,

ii.   Landlord will replace stained or damaged ceiling tiles, repaint the interior walls and install new carpet.

b.  Landlord will endeavor to complete the interior work so as to permit Tenant to move into the space on October 1, 2003, However, occupancy may be delayed to permit completion. Rent will not commence until Landlord's work is substantially complete.  If the space is not substantially complete by October 31, 2003, Tenant may, by written notice, terminate this lease without liability and all payments from Tenant will be refunded.

c.   Landlord agrees to pay a commission to Stream Realty Partners under a separate agreement. Commission is payable in full only upon Tenant occupancy and commencement of the obligation to pay rent.

(i)    Addresses and contact information of the parties:

LANDLORD: Management Office:	Dryden VI, Ltd. C\O John S. Dryden Company. P.O. Box 800068 Dallas, TX 75380-0068.
TENANT:	LifeRamp Family Financial Inc. (a Utah Corporation) 1600 Corporate Court, Suite 140 Irving, TX 75038

2. Lease Grant. Landlord, in consideration of: (i) the Basic Rental, (ii) all other sums to be paid by Tenant under this Lease ("Additional Rental") and (iii) the other covenants and agreements to be performed by Tenant, hereby leases, demises and lets to Tenant the Premises (as defined in paragraph 1(c)) on the terms and conditions stated in this Lease commencing on the commencement date (as defined in paragraph 1(d), or as adjusted as provided below) and ending on the expiration date, unless sooner terminated as provided in this Lease. If this Lease is executed before the Premises become vacant, or otherwise available and ready for occupancy, or if any present tenant or occupant of the Premises holds over, and Landlord cannot acquire possession of the Premises prior to the commencement date of this Lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same and such date shall be deemed to be the commencement date and this Lease shall continue for the lease term described in paragraph 1(d) above. Landlord waives payment of rent covering any period prior to the rendering of possession of the Premises to Tenant. If Tenant occupies the Premises prior to the commencement date specified in paragraph l (d), the commencement date shall be altered to coincide with said occupancy and the ending date of the Lease remaining unchanged. Tenant is responsible for obtaining, at its expense, a certificate of occupancy for the Premises. Tenant shall promptly apply for the certificate of occupancy and diligently pursue all necessary approvals required to occupy and use the Premises for the purpose set out in this Lease. By occupying the Premises, Tenant shall be deemed to have acknowledged that the Premises (i) are suitable for Tenant's intended purpose (ii) are in good operating condition and (iii) comply fully with Landlord's obligations under this Lease.

3. Rent. Tenant shall pay to Landlord without demand, deduction or set off, for each month of the entire Lease term Basic Rental, the Common Area Maintenance Fee and Utility Charges (Tenant's share of commonly billed utilities) (all as set out in paragraph 1). Payments are due at Landlords then current physical location or at the Post Office Box designated by Landlord in writing from time to time. Until further notice, payments are due at the address set out in this Lease document. Tenant shall, contemporaneously with the execution of this Lease, pay Landlord the following: (i) the security deposit set out in paragraph (1) above and (ii) an initial full months installment of rent (as defined in paragraph 1 (e)). A monthly installment in the amounts defined in paragraphs 1(e) above shall be due and payable on or before the first day of each succeeding calendar month during the Lease term. Rent for any fractional month at the beginning or end of the Lease term shall be prorated. The security deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of any rental or a measure of Landlord's damages in case of default by Tenant. If Tenant fails to timely pay any sums due under this Lease or defaults in its obligations under this Lease. Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrearages of Basic Rental, Common Area Maintenance Fee, Utility Charges, Additional Rental or any, damage, injury, expenses or liability to Landlord. Following any such application of the security deposit, Tenant shall immediately pay to Landlord, on demand, the amount so applied in order to restore the security deposit to its original amount, 30 days after termination of this Lease and vacating of the Premises by Tenant, Landlord shall return any remaining balance of the security deposit to Tenant so long as Tenant has full performed its obligations under this Lease and provided Landlord with written notice of its forwarding address. If Landlord transfers its interest in the Premises during the Lease term, Landlord may assign the security deposit to the transferee and thereafter shall have no further liability for the return of such security deposit.

Time is of the essence as to all required payments by Tenant under any provision of this Lease. If any monthly installment of Basic Rental, the Common Area Maintenance Fee, or the Utility Charge is not received by the Landlord on or before the 5th day of the month for which said monthly rental installment is due, a service charge of 10% of the delinquent installment shall become due and payable in addition to the monthly installment owed. The date that a check is dated or mailed is not relevant in determining Tenant's liability for a late fee; Landlords accounting records are the determining record of the date of receipt of a rent payment. The service charge is for the purpose of reimbursing Landlord for the extra costs and expenses incurred in connection with the handling and processing of late monthly rental. If the delinquent amount is not paid by the 1st day of the following month, then the delinquent amount (not including the service charge) shall bear interest at the Lesser of: (1) 18 per cent per annum, or (2) the maximum lawful contract rate, such interest shall begin to accrue on the 1st of the month following the delinquency and continue until payment of the delinquent amount is made.

If any check that is tendered to Landlord by Tenant for any charges due under this Lease is returned to Landlord by Tenants financial institution for any reason (including but not limited to absence of Tenants signature, insufficient funds, stop payment, or closed account) then, in addition to any other liability of Tenant for the amount of the check. Tenant shall be liable to Landlord for a service fee of $50.00 for each returned check. Landlord has no obligation to redeposit any check that is returned for any reason and Tenant shall immediately cure the non-payment that has resulted from the returned check. If Landlord receives 2 or more returned checks during the term of this Lease, then Landlord may require that all future payments from Tenant be made by cashiers check.

4. Common Area Maintenance Fee.

(a) Definition. "Project Operating Costs" include all costs related to the Project that are not Specifically allocated to Landlord or Tenant under this Lease, Project Operating Costs include but are not limited to the following: maintenance of the Common Areas (such as landscape and irrigation systems; exterior lighting, signage, and related utilities; and parking lot cleaning and repairs; painting; any utility charges (if not separately metered or otherwise billed to Tenants in accordance with paragraph 5 below); building and roof repairs; real property taxes, assessments and similar government charges and fees; property management fees; Landlord's insurance program (including but not limited to fire, casualty and third party liability coverage); and trash collection (to the extent Landlord elects from time to time to provide for trash collection as a project cost rather than having Tenant responsible for its own trash removal or treating trash removal as a common utility cost that is allocated to tenants within the Project). The manner of billing Project Operating Costs differs based on whether the lease is a "net" lease or an "industrial gross" lease.

(b) Industrial Gross Lease. If paragraph 1 provides that this is an Industrial Grass Lease, Basic Rental payable under paragraph 1(e) was established by taking into account Project Operating Costs estimated to be incurred during the calendar year in which the Lease commences ("Base Year"). If such Project Operating Costs for any succeeding calendar year during the Lease term exceed Project Operating Costs for the Base Year, Tenant shall pay to Landlord, as Additional Rental. Tenant's share of such increase for the year in question. Tenants share is called the Common Area Maintenance Fee and is based on Tenants Proportionate Share (pro rated if appropriate due to partial occupancy during the year) times the amount of the increase. Beginning on January 1 of the calendar year next following any year in which Tenant is obligated to pay increases as set out above, the total monthly payment set out in paragraph 1(e) shall be adjusted by an amount equal to: Landlords estimate of the Tenant's Common Area Maintenance Fee for the then current year divided by the remaining months under the then current year. After the end of every calendar year Landlord will deliver to Tenant a statement including (i) the previous calendar year's actual Project Operating Costs (ii) the adjustment, if any, reflecting the Additional Rental paid, and (iii) the net amount due Landlord or due to be reimbursed to Tenant; provided, however, in no event shall the total monthly payment ever be less than the Basic Rental specified in paragraph 1(e).

(c) Net Lease. If paragraph 1 identifies this as a Net Lease, then the Basic Rental set out in paragraph 1 does not include Tenant's share of the operating expenses of the Project for the initial year of occupancy or for any subsequent years. Rather, there is set out in paragraph 1 (e), a Common Area Maintenance Fee for the year of Lease commencement. The fee is based on estimated Project Operating Costs and is determined by Tenants Proportionate Share of the Project as set out in paragraph 1(c) above (pro rated if appropriate due to partial occupancy during the year). The initial Common Area Maintenance Fee will be adjusted between Landlord and Tenant after the final expenses for the year are determined. After the end of every calendar year Landlord will deliver to Tenant a statement including (i) the previous calendar year's actual Project Operating Costs (ii) the adjustment, if any, based on Common Area Maintenance Fee actually paid and (iii) the net amount due Landlord or due to be reimbursed to Tenant. Following completion of a calendar year, Landlord will estimate the Project Operating Costs for the next year and calculate Tenant's share of the estimated costs. The Common Area Maintenance Fee for the following year will then be adjusted based on such estimate by dividing the Tenant's share of estimated costs by the remaining months in the year (with appropriate credit, if any, for amounts paid during the year prior to the adjustment). The adjustment will be determined and communicated to Tenant as soon as feasible. Tenant shall adjust its total monthly payments to reflect the adjustment, if any, in the Common Area Maintenance Fee.

(d) Common Area Maintenance Fees and all adjustments due under this paragraph 4 based on year end reconciliation of actual Project Operating Costs to the Common Area Maintenance Fees actually collected shall constitute Additional Rental. Landlord shall promptly calculate any adjustment to the Common Area Maintenance Fee under this paragraph and communicate the calculations to Tenant. Payments due as a result of calculations of adjustments are payable within 30 calendar days. Landlord may apply all or part of Tenant's security deposit to pay for any amounts due to Landlord. Following any such application, Tenant shall, on demand, pay to Landlord the amount so applied in order to restore the security deposit to the original amount.

(e) Notwithstanding any expiration or termination of this Lease prior to the Lease expiration date, Tenant's obligation to pay any and all Additional Rental under this Lease shall continue and shall cover all periods up to the Lease expiration date. Tenant's obligation to pay any and all Additional Rental under this Lease and the obligation to make the adjustments referred to in this paragraph 4 shall survive any expiration or termination of this Lease.

5. Utilities and Services.

(a) Utilities include the following; Water, wastewater, storm water, trash removal, gas, and electrical power. Tenant is responsible for paying the cost of all utilities that are provided to the Premises whether or not the utility accounts are directly set up in Tenant's name or are paid by Landlord. If any utilities used by the Premises are billed to Landlord rather than to Tenant, then Tenant shall reimburse Landlord for such costs by paying a Utility Charge in addition to Basic Rental. Upon initial occupancy of the Premises, Landlord agrees to make the following utilities and installed fixtures available to the Premises at Landlord's sole cost and expense (i) water (including waste water disposal and storm water removal); (ii) air conditioning and heating units in existing locations and configurations; (iii) electric service and outlets; (iv) electrical lighting service for the exterior entrances and parking areas; and (v) natural gas service (if available within the project). Unless specifically provided in the special provisions of this Lease, Landlord has no obligation to alter the condition of any installed equipment or modify the capacity or configuration of utility service from that that exists on the date this Lease is signed. Landlord may, at its election, provide for routine trash removal services to the Premises or the Project from time to time. If trash removal services are provided, the costs will be treated either as Project Operating Costs and handled under paragraph 4 or billed to Tenant on a pro rata basis under this paragraph S. In no event is Landlord responsible for any removal of any hazardous wastes or other regulated substances. All such utilities and services shall be in the size and configuration existing as of the date of this Lease and Tenant accepts such configuration and sizes as adequate. For any utilities that are separately billed to the Premises, Tenant shall continuously maintain an active account with all utility service providers to the Premises and such services must remain turned on until Landlord has inspected the space and this Lease has terminated.

(b) If the accounts for electricity, water, wastewater, storm water removal, gas, trash removal or any other utility in the Premises are separately metered Tenant shall, at its expense, arrange for those utility accounts to be set up in Tenants name as of the commencement date and shall promptly pay the cost of all utilities billed to those accounts until the later of: (i) expiration of this Lease or (ii) completion of Landlords final inspection of the Premises after Tenant vacates the Premises. Tenant shall also separately pay for janitorial services within the Premises. If any utilities are billed in common for all or part of the project, Landlord shall invoice Tenant for its pro rated share of such utilities and Tenant shall promptly pay such charges to Landlord. Landlord may estimate Tenants share of any commonly billed utility expenses for the current calendar year and provide Tenant with a monthly Utility Charge that Tenant shall pay in addition to Basic Rental, Landlords initial estimate of commonly billed utility expense is set out in paragraph 1 above. After the end of each calendar year during the term of the Lease, Landlord will make a final adjustment in utility billing to reflect the actual utility expense and Tenant will be billed or credited as appropriate. Tenant shall pay any sums owing for utilities within 30 calendar days of being billed by Landlord.

(c) Landlord shall have no liability for any impairment of any utility or other services to the Premises resulting from any stoppage, interruption or inadequacy. If there is any such impairment of utility or other services, Landlord shall not be liable for any resulting damages to either person, property or business operations and the impairment shall not: (i) constitute an eviction of Tenant, (ii) entitle Tenant to any abatement or reduction of Basic Rental, Common Area Maintenance Fees, Utility Charges, Additional Rental or any other charges due under this Lease, or (iii) relieve Tenant of any of Tenant's obligations under this Lease.

6. Leasehold Improvements. Landlord has made no representations or warranties express or implied as to the condition of the Premises (including any equipment or systems), the building or the Project within which the Premises are located. Landlord has no obligation to remodel, repair or decorate, except as expressly set forth in this Lease. Tenant acknowledges that it is accepting the Premises in their "as is" condition as of the occupancy date.

7. Use. Tenant shall use the Premises only for the permitted use (as defined in paragraph 1(g)). Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used for any business or purpose other than the permitted use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the building or contents. If Tenants occupancy causes any increase in the rate of insurance on the Premises Tenant agrees to pay to Landlord the amount of such increase on demand and such increase shall be Additional Rental. Tenant will conduct its business and control its vendors; subcontractors; agents; employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or the Landlord in management of the Premises or the Project, Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to use, condition or occupancy of Premises, Tenant shall not, without the prior express written consent of the Landlord do any of the following: (i) install or remove: partitions, electrical system components, or any part of the ceiling system (except for replacing damaged ceiling tiles), (ii) alter the plumbing fixtures, (iii) install or modify HVAC components (except for any required repairs), (iv) paint, install lighting or decoration, or install any signs, window or door lettering or advertising media of any type on or about the Premises. Access to the roof of the Premises is strictly limited to maintenance and repair activity by Landlord or qualified repair contractors approved in advance by Landlord. Tenant (including its employees, vendors, subcontractors, agent and invitees) shall make no penetrations of the roof, party walls or exterior walls for any reason without Landlord's advance written consent. All alterations to the Premises that are approved by Landlord shall be maintained in good repair and operating condition.

8. Repairs and Maintenance.

(a) By Landlord: Except for reasonable wear and tear Landlord shall, at its expense, maintain in good repair and condition only the following portions of the building; the foundation, and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass, and all doors). Repairs to the roof are a part of common area maintenance, but replacement of the roof is a Landlord expense. Tenant shall give immediate written notice to Landlord of any apparent need for repairs by Landlord; Landlord shall promptly perform any repairs that Landlord in its reasonable judgment determines are necessary. Tenant shall have no claim for abatement of rent or damages (to persons, property or business operations) on account of the failure of or repair to any item that is Landlord's obligation under this Lease. Landlord's liability for repairs shall be limited to the direct cost of the repair work.

(b) By Tenant: Tenant shall at its expense and risk continuously maintain all other parts of the Premises and other improvements on the Premises in good repair and condition, including but not limited to: pest control, repairs (including all necessary replacements) to the plumbing, windows, window glass, plate glass, electrical fixtures (such as lights, plugs, switches, wiring and breaker panels), interior and exterior doors (including hardware and locks), heating, ventilation and air-conditioning equipment, fire protection sprinkler system (if installed), and the interior of the Premises in general (such as walls, carpets, and ceiling tiles). All warranties and guarantees in effect on any of the items mentioned above will be for Tenant or Landlord's use as applicable. If any item for which Tenant is responsible is inoperable for any reason, Tenant shall promptly repair the item without regard to whether or not the items operation is currently essential to the particular use of the Premises by Tenant. If Tenant fails to properly and promptly maintain the Premises, Landlord may, after 10 days notice, elect to cause repairs or corrections to be made for the account of Tenant and the resulting costs be payable by Tenant to Landlord as Additional Rental on the next rental installment date. No notice is required if Landlord, in its sole judgment, determines that immediate repair action is necessary.

(c) Tenant, at Tenant's sole cost and expense, shall during the term of this Lease and any extensions thereof maintain a preventative maintenance service agreement on the HVAC system for the Premises with a HVAC contractor from time to time designated by Landlord. The service agreement shall, at a minimum, provide for filter replacement (on a frequency recommended by the contractor, but at least quarterly) and inspection or belts and safety controls; bi-annual cleaning of the condenser coils (or more frequently if dictated by local conditions and experience, adjustment and calibration of thermostats and checking of refrigerant operating pressures and temperatures; and annual checking of heating systems and checking, adjusting and lubricating of bearings and drives as required. A copy of the service agreement shall be provided to Landlord.

9.  Alterations and Improvements. At the end or other termination of this Lease, Tenant shall deliver up the Premises with all improvements, equipment, fixtures and property (except as otherwise provided in this Lease) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys and security system codes and accounts to the Premises. Tenant shall pay the cost of any repair necessary to restore the Premises to the condition in which they are to be delivered by Landlord. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises either by Landlord or by Tenant with Landlord's consent shall be Landlord's property on termination of this Lease and shall remain on the Premises without compensation to Tenant; provided, however, that if Landlord has specified that such alterations, additions or improvements shall be removed at the end of the lease term, then Tenant shall do so. All furniture, moveable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects and shall be so removed if required by Landlord, or if not so removed shall, at the option of the Landlord, become the property of Landlord or Landlord may require removal at Tenant's risk and expense. All such installations, removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the Premises or the foundation, structure, roof, walls, interior partitions, utility lines, plumbing, electrical lines or other utilities.

10. Common Areas. Common Areas of the Project are for the use of all tenants and include, but are not limited to the following: parking areas (to the extent not reserved for a particular tenant), landscaping, loading areas, sidewalks, malls, promenades, common area restrooms, corridors, curb cuts and entrance drives. The use and occupation by Tenant of the Premises shall include the right to use Common Areas in common with the other tenants of the Project, Landlord may designate changes in the description of Common Areas. Tenant access to Common Areas does not include any access to the exterior windows, walls, roof access ladders or rooftops to the buildings in the Project. Access to roof tops is limited to performance of necessary repairs and maintenance for roof top equipment and improvements. All roof areas and Commons Areas shall at all times be subject to the exclusive control and management of Landlord and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and Common Areas designated by Landlord. Landlord may, at its election: construct, maintain, and operate signage and lighting facilities on all Common Areas and improvements, provide for routine or special cleaning, from time to time change the area, revise the location level and arrangement of parking areas and other facilities (including location of dumpsters and configuration of parking spaces), and restrict parking by tenants, their officers, agents, and employees to employee parking areas.

All Common Areas and facilities not within the Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under revocable license and if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

11. Assignments and Subletting. Tenant shall not assign or in any manner transfer its rights, estate or interest under this Lease or sublet the Premises or any part of the Premises, or grant any license, concession or other right of occupancy of any portion of the Premises without prior express written consent of the Landlord. Consent by Landlord to one or more assignments or subletting shall not operate as a waiver of Landlord's rights as to any subsequent assignments and subletting. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant's other Obligations under this Lease. If Landlord assigns or transfers its interest in this Lease or the Premises, Landlord shall automatically be released from any further obligation to Tenant under this Lease and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations.   Tenant shall not mortgage, pledge or otherwise encumber its interest in this Lease or in the Premises.

12. Indemnity. Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord of and from all fines, suits, claims, demands, losses and actions (including attorneys' fees) for any injury, loss or damage to person or property on or about the Premises caused by: (i) the negligence, gross negligence, recklessness, intentional misconduct or breach of this Lease by Tenant; (ii) Tenant's vendors, agents, employees, subtenants, invitees or by any other person entering the Premises or the Building under express or implied invitation of Tenant; or (iii) arising out of or related to Tenant's use of the Premises. Landlord shall not be liable or responsible for any loss or damage to any property or bodily or personal injury to any person occasioned by: theft; fire; storm; flood; Act of God; public enemy; injunction; riot; strike; insurrection; war; court order; requisition by governmental body or authority; other tenants of the Premises; or any other matter beyond control of Landlord. Landlord shall not be liable for any injury, damage or inconvenience which may arise from: (i) repair or alteration of any part of the Premises, (ii) failure to make repairs, or (iii) any cause whatever except Landlord's recklessness. To the extent necessary to allow for indemnification of Landlord by Tenant in connection with bodily injury to employees of Tenant, Tenant waives its right to claim that a workers compensation recovery is the sole liability of Tenant to any third party with respect to the injury of an employee arising within the scope of their employment.

13. Mortgages. Tenant accepts the Premises subject to: (i) any deeds of trust, security interests or mortgages which might now or in the future constitute a lien on all or part of the Premises or the Project (ii) all governmental regulations relating to the use of the Premises (including zoning ordinances, building and fire codes, and all laws or regulations that apply to environmental compliance. Tenant shall at any time following execution of this Lease execute any agreements, instruments, releases or other documents (subordination agreements) that may be required by any lender to Landlord for the purpose of subjecting and subordinating this Lease (and any interest of Tenant in the Premises) to the lien of any deed of trust, security interest or mortgage affecting the Premises. Such subordination agreements may, at lenders election, include a provision providing for continuation of this Lease following the lenders exercise of any remedy against Landlord and further providing that lenders liability under this Lease will be limited to times following its taking title or possession of the Premises. Subordination Agreements shall be signed by Tenant and returned to Landlord or any lender within 10 business days after being requested. Tenant hereby appoints Landlord as its agent for purpose of executing, on behalf of Tenant, any such Subordination Agreements. Landlord, at its sole option, may waive the applicability of this paragraph 13 so that this Lease will not be subject and subordinate to any such deed of trust, security interest or mortgage.

14. Required Insurance. Landlord shall maintain insurance policies that insure the improvements on the Project (including the Premises) against loss due to fire and such other hazards as Landlord may determine from time to time. Such insurance may be in amounts and have deductibles that Landlord may from time to time elect. Landlord shall not be obligated to insure any personal property, fixtures, trade equipment, or inventory that may be placed from time to time on the Premises. In addition, Landlord has no obligation to insure any improvements that Tenant may make to the Premises such as initial tenant space finishes (including carpet, drop ceiling, interior partitions, etc.) or subsequent additions or improvements by Tenant (whether or not approved by Landlord).

 Tenant shall, at its sole cost and expense, procure and maintain throughout the term of this Lease a Commercial General Liability insuring both Tenant and Landlord against property damage, bodily injury, personal injury or medical expenses occasioned by or arising out of or in connection with the use or occupancy of the Premises. The policy shall (i) be in an amount not less than $1,000,000.00 combined single limit (ii) be written on an occurrences basis, (iii) contain an endorsement that deletes any contractual liability exclusion, (iv) be evidenced by a certificate of insurance satisfactory to Landlord that obligates the insurer to provide Landlord at least ten (10) days prior to cancellation or non renewal of such insurance.

Tenant shall at all times maintain workers compensation and employers liability insurance on all its employees. The coverage shall comply with current statutory requirements and contain a waiver of subrogation provision with respect to Landlord and its lenders.

15. Right of Entry. Landlord and its representatives shall have the right to enter into and upon any and all parts of Premises at reasonable hours to (i) inspect, (ii) clean or (iii) make repairs, alterations or additions that Landlord may deem advisable, (iv) show the Premises to prospective insurers, tenants, purchasers or lenders. Such entry shall not entitle Tenant to any abatement or reduction of rent and shall not be deemed to be an actual or constructive eviction. In addition, Landlord may enter the Premises at any time (by having the locks picked if necessary) if necessary in Landlords sole discretion in order to deal with emergency situations or enforce its right of entry to regain possession due to any Tenant default. Landlords right of entry under this paragraph does not imply any duty on the part of Landlord to take any actions whatsoever with regard to the Premises; such obligations, if any, are set out elsewhere in this Lease.

16. Condemnation. During the term of this Lease (including any extension or renewal), if all or part of the Premises or the Project are taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain (including private purchase In lieu of condemnation) this Lease shall terminate and the rent shall be abated for the balance of the Lease term, effective on the date physical possession is taken by the condemning authority. Tenant shall have no claim against Landlord for the value of any remaining term of this Lease.

If a portion but not all of the Premises or Project shall be taken as described above and the partial taking or condemnation renders the Premises reasonably unsuitable for Tenant's business, then Landlord may, in its sole discretion, elect to either (i) terminate this Lease or (ii) at Landlord's sole risk and expense, restore and reconstruct the Premises or Project to the extent necessary to make same reasonably tenantable, if Landlord elects to restore the Premises or Project, this Lease shall continue in full force and effect with the rent payable during the remaining portion of the term being adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim against Landlord for the damage, injury or impaired leasehold value that results from any interrupted portion of this lease.

In the event of any total or partial condemnation or taking Tenant shall not be entitled to any part of the award or price paid in lieu thereof, and Landlord shall receive the full amount of such award or price. Tenant hereby expressly waives any right or claim to any part of the condemnation proceeds or payments made in connection with a sale in lieu of condemnation.

17. Fires or Other Casualty. Tenant shall promptly notify Landlord of any damage to the Premises or the Project by reason of vandalism, break in, storm, fire or any other casualty. If the Premises or Project are (i) totally destroyed by fire, tornado, wind storm or other casualty or (ii) so damaged that rebuilding or repairs cannot be completed within ninety (90) days after the date of such damage, either Landlord or Tenant may, at its option, terminate this Lease. Such election must be made within 15 days after the scope of the casualty is determined and termination shall be effective as of the date of the casualty and rent shall abate as of that date. If Landlord's insurance covers the damage, and either (i) rebuilding or repairs can be completed within ninety (90) days after the date of such damage, or (ii) the repairs require longer than 90 days (but both Landlord nor Tenant have waived the right to terminate this Lease), then Landlord shall, within (30) days after the date of such damage, commence to rebuild or repair the Premises or the Project. The restoration shall proceed with reasonable diligence to restore the Premises or Project to substantially the same condition in which it was immediately prior to the casualty, but Landlord shall not be obligated to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the Project or the Premises. Landlord shall allow Tenant a prorated diminution of Basic Rental based on (i) the number of days and (ii) percentage of the leased area that are not available for Tenants use.

If any deed of trust, security agreement or mortgage on the Premises or the Project requires that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance that may be carried by Landlord or Tenant against loss or damage to the Project or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

18. Holding Over. After the expiration of the term of this Lease, if Tenant, or any of its successors in interest, continues to occupy any portion of the Premises then a tenancy from month to month will be created. Monthly rent during the holdover period will be 150% of the monthly Basic Rental in effect prior to the end of the Lease term plus any Common Area Maintenance Fee, Utility Charge or other applicable reimbursement or Additional Rental. Nothing in this paragraph or otherwise constitutes an agreement by Landlord to permit any holding over after the end of the term.

19. Taxes on Tenant's Property. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable.

20. Events of Default. The following events shall be deemed to be events of default by Tenant under this Lease:

(a) Tenant fails to pay any required installment of Basic Rental, Common Area Maintenance Fee, Utility Charges, or other Additional Rental or any other charges due under this Lease and such failure shall continue for a period of ten (10) calendar days. Payments are effective only when the check is actually received by Landlord without regard to the date on the check or the date the check was mailed.

(b) Tenant fails to comply with any term, provision or covenant of this Lease, other than the payments described in subsection (a) above, and does not cure such failure within ten (10) calendar days after written notice of the noncompliance is sent to Tenant. Cure notices sent under this paragraph 20 (b) are effective or the sooner of the following: (i) the date a notice sent by certified or registered mail is signed for or refused by the addressee or delivery of such notice is not possible because the addressee has moved, (ii) the date that a notice is actually delivered to Tenant at the Premises or posted on the main entry to the Premises.

(c) Tenant suffers material financial deterioration as evidenced by any of the following:

1.  Tenant makes an assignment for the benefit of creditors.

2.  Tenant files a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state.

3.  Tenant is adjudged bankrupt or insolvent in legal proceeding filed against Tenant and such adjudication is not to be vacated or set aside within thirty (30) days.

4.  A receiver or Trustee is appointed for all or substantially all of the assets of Tenant and such receivership is not terminated within thirty (30) days.

(d) Tenant repudiates its obligations under this Lease or deserts, vacates or abandons any substantial portion of the Premises for a period of five (5) or more days.

 (e) Tenant or any of the principals of Tenant has provided Landlord or any of its agents with false or incomplete information on any application to rent the Premises.

The following will be deemed to be a default by Landlord and a breach of this Lease: Landlord fails to perform any of Landlords obligations under this Lease within forty-five (45) days after receipt of written notice from Tenant specifying the failure. No such failure, however, will be deemed to exist if Landlord has commenced to cure the default within such period and provided such efforts are prosecuted to completion with reasonable diligence. Delay in curing a default will be excused if due to causes beyond the reasonable control of Landlord. If Landlord remains in default beyond any applicable cure period then Tenant may as its sole and exclusive remedy, terminate this Lease and vacate the Premises. Upon such termination, Tenants obligation for rent (and other charges such as Additional Rental, increases in operating expenses and utility services) shall cease. Tenants remedies described in this paragraph are the sole remedies for any Landlord default or breach of this Lease by Landlord. Tenant waives any other remedies for damages (whether special, general or consequential) or specific performance.

21. Remedies. Upon the occurrence of any event of default by Tenant specified in paragraph 20, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever

(a) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying all or part of the Premises, by force if necessary, without being liable for prosecution or any claim of damages. Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to rent the Premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the Lease term.

(b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person occupying all or part of the Premises, by force if necessary, without being liable for prosecution or any claim for damages, but without terminating this Lease. If Landlord reenters the Premises and takes possession by changing the locks, Tenant remains liable for all required payments under this Lease. If Landlord takes possession of the Premises by locking Tenant out under the terms of this Lease, Landlord has no obligation to make new keys available other than during the Landlord's normal business hours and Tenant shall have no right to regain the new keys to the Premises or the right of possession unless approved in writing by Landlord on terms acceptable to Landlord in its sole discretion. If Landlord elects, it may lease the Premises to a replacement tenant on such terms as Landlord shall deem advisable and receive all resulting rent Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such releasing for the remainder of the Lease term. In determining such deficiency, Landlord shall be entitled to charge Tenant with all related costs and damages including but not limited to the following: (i) all costs of reentry, cleaning, repair, restoration or redecoration necessary to prepare the Premises for the releasing, (ii) all brokers commissions due in connection with releasing, (iii) attorneys fees charged in connection with the Tenants default, and (iv) all Basic Rental, Common Area Maintenance Fees, Utility Charges and Additional Rental and other charges due under this Lease. Credit will be given toward Tenant's delinquency to the extent of net cash proceeds of the releasing only to the extent actually received by Landlord for a period of time that is within the term of this Lease.

(c) Enter upon the Premises by force if necessary, without being liable for prosecution or any claim for damages and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless an express written notice of such intention is given to Tenant. Notwithstanding any such re-entry or taking possession and releasing, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies listed in this Lease or any other remedies provided by law. Pursuit of any remedy under this Lease shall not constitute a forfeiture or waiver of any rent due to Landlord or of any damages accruing to Landlord by reason of the violation of any portion of this Lease. Landlord's acceptance of any payment following an event of default shall not be construed as Landlord's waiver of such event of default and shall not constitute a reinstatement of this Lease or of the right to possession unless Landlord specifically states in writing the election to do so. No waiver by Landlord of any violation or breach of this Lease shall constitute a waiver of any other violation or breach of this Lease. Forbearance by Landlord to enforce one or more of its rights under this Lease shall not be deemed or construed to constitute a waiver of any other violation, default or breach of this Lease. If Landlord at any time terminates this Lease or the right to possession for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default including the cost of recovering the Premises and the loss of rental for the remainder of the Lease term.

22. Surrender of Premises. No act or thing done by the Landlord or its agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises or a cancellation of this Lease, and no agreement to accept a surrender of the Premises or cancellation of this Lease shall be valid unless it is in a writing signed by the Landlord and specifically stated to be an acceptance of surrender of the Premises or Lease cancellation.

23. Attorney's Fees. If Landlord elects to utilize an attorney to enforce any of Tenants obligations under this Lease then Tenant agrees in each and any such case to pay to Landlord the reasonable attorneys fees in connection with the matter. Matters for which an attorney may be employed include the following: (i) Collection of any sum owed under this Lease such as Basic Rental, Common Area Maintenance Fees, or Additional Rental; (ii) eviction or removal of Tenant from the Premises; (iii) action to compel Tenant to comply with the terms of this Lease; (iv) actions to perfect and enforce Landlord's Liens.

24. Landlord's Lien. In addition to the statutory Landlord's Lien, Landlord shall have, at all times, a valid security interest to secure payment of: (i) all rentals and other sums of money due from Tenant under this Lease, (ii) any damages or loss which Landlord may suffer by reason of the breach by Tenant of this Lease. Landlord's lien shall apply to (i) all goods, wares, equipment, fixture, furniture, improvements and personal property of Tenant now or later situated on the Premises, and (ii) all proceeds from such property. In event of default, all property subject to Landlords lien shall not be removed from the Premises without the consent of Landlord until the default is fully cured. In event of default, Landlord may, in addition to any other remedies in this Lease, enter the Premises and take possession of any and all property subject to Landlords Lien, without liability for trespass or conversion. After taking possession of such property, Landlord may sell the same at public or private sale, (whether or not the property is present at the sale) after giving Tenant reasonable notice of the time and location of any such sale is to be conducted. Landlord or its agents, vendors or assigns may purchase the property at the sale. Unless otherwise mandated by law, and without excluding any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in paragraph 27 of this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the Tenants financial obligations under this Lease. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall promptly pay any deficiencies. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security Interest of Landlord in the aforementioned property under the provisions of the Uniform Commercial Code in force in the State of Texas. Landlord retains its statutory lien in addition to the lien created by this paragraph.

25. Mechanic's Liens. Tenant will not permit any mechanic's lien or liens to be placed on any part of the Premises as a result of any work performed, materials furnished or obligation incurred by or at the request of Tenant, Tenant shall cause any such lien to be removed within twenty (20) days after written notice from Landlord. If Tenant does not timely clear any such lien, Landlord, at its sole option, may pay whatever sums are necessary to discharge the lien. Any amounts so paid (including expenses and interest), shall be immediately due from Tenant to Landlord as Additional Rental. Interest shall accrue on amounts so paid by Landlord until repaid by Tenant at the lesser of the maximum lawful contract rate, or 18 % per annum. Landlord has no Obligation to inquire into the validity of any lien or the amounts of the underlying obligation that is the basis of the lien.

26. Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding. Tenant waives all rights of recovery, claim, action or cause of action, against Landlord, its agents, officers, and employees, for any loss or damage that may occur to Tenants property, by reason of any other cause which could be insured against under the terms of the insurance policies required to be maintained by Tenant under this Lease. This waiver includes Tenants' insurance carriers right of subrogation and applies regardless of the negligence of either party.

27. Notices. Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord or performance of any obligation under this Lease, shall be deemed to be complied with when and if the following steps are taken:

(a) All notices or document required or permitted to be delivered under this Lease shall be sent to the addresses set forth in paragraph 1, or at such other address as Landlord or Tenant may specify from time to time by written notice delivered in accordance with this paragraph;

(b) Any notice or document required or permitted to be delivered under this Lease must be sent to the parties at the addresses set out below, or to any new address that either party may from time to time specify in accordance with this paragraph. Such notices and documents shall be deemed to be delivered as of the sooner of the following: (i) If sent by certified or registered mail (return receipt requested), the sooner of the date the letter is signed for by addressee, returned to sender as undeliverable, or the date that delivery is refused by addressee; (ii) the date that notice is actually delivered to Landlords leasing office during normal business hours and signed for by an employee of Landlord, (iii) the date that Landlord either delivers a notice to Tenant at the Premises and an employee of Tenant signs for the notice, or the date that Landlord posts such notice on the main entrance of the Premises.

28. Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, Acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

29. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then the remainder of this Lease shall not be affected. In lieu of the unenforceable provision there will be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. It is the intent of the parties that the basic business bargain and allocation of risks under this Lease be restored to the state that existed prior to the determination of the unenforceability of the provision.

30. Entire Agreement; Amendments; Binding Effect. This Lease contains the entire agreement between the parties and may not be altered, changed or amended, except by instrument in writing signed by both parties. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord and addressed to Tenant. Custom, practice, or course of dealing between the parties during the term of this Lease shall not be construed to waive or lessen Landlord right to insist on Tenants strict performance of all obligations under this Lease. The terms, provisions, covenants and conditions contained in this Lease shall apply to inure to the benefit of, and be binding upon the parties, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. Nothing in the preceding sentence shall entitle Tenant to make an any assignment, sublet or other transfer of this Lease or Tenants right to possess any part of the Premises without full compliance with the terms of the paragraph on Assignment and Subletting.

31. Quiet Enjoyment. Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of Basic Rental and Additional Rental, to be performed by Tenant. Tenant shall peaceably and quietly hold and enjoy the Premises for the term of this Lease, without hindrance from Landlord, subject to the terms and conditions of this Lease.

32. Rules and Regulations. Tenant and Tenant's agents, employees, and invitees will comply fully with all requirements of the rules and regulations of the Premises which are attached as "Exhibit B" and made a part of this Lease. Landlord may change such rules and regulations or to promulgate other rules and regulations in such reasonable manner as may be deemed advisable for safety, care, good order or cleanliness of the Premises. All changes and amendments to the rules and regulations will be forwarded to Tenant in writing and shall be promptly carried out and observed by Tenant. Tenant shall have no entitlement to compensation or other modification of its obligations under this Lease as a result of any changes in rules and regulations. Tenant shall further be responsible for the compliance with current rules and regulations by the vendors, employees, servants, agents, visitors and invitees of Tenant.

33. Broker's or Agent's Commission. Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, except as listed in the special provisions section of paragraph 1, and Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs arising from such claims, including without limitation attorneys' fees in connection therewith.

34. Gender. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

35. Joint and Several Liability. If there is more than one Tenant, the obligations under this Lease imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, the obligations imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor. Landlord need not first proceed against the Tenant before proceeding against such guarantor. A guarantor shall not be released from its guaranty for any reason whatsoever, including without limitation, any amendment, waiver or failure to give notice.

36. Captions. The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

37. No Reservation. The submission of this document for review and execution by the Tenant does not constitute a reservation of the Premises for Tenant. Landlord is bound by the terms of this Lease only after its signature is entered on this document and a copy of the fully signed agreement is tendered to the possession of Tenant.

EXECUTED as of the last date set out below.

LANDLORD: Dryden VI, Ltd. BY: John S. Dryden, President of 46 Corp. General Partner of Landlord DATE:
TENANT: LifeRamp Family Financial, Inc. BY: Please Print Name: Mark Livingston Title: DATE:

Exhibit "A"

1600 Corporate Court, Suite 140

3,600 Square Feet

Entry

Exhibit "B" Building Rules and Regulations

1.   These rules and regulations apply to Tenants activities under the Lease to which these rules are attached. For the purposes of these rules and regulations the term Premises means the space leased to Tenant under the Lease to which this exhibit is attached. The term Building means the structure of which the Premises are a part. The term Project means the group of buildings, grounds and parking areas that comprise the holdings that are operated as an operational unit by Landlord. The rules and regulations apply to Tenant and to every person or entity that enters on any portion of the Project at the request of Tenant (such as vendors, service persons, delivery services, employees, agents, contractors, customers and any other invitees of Tenant) and Tenant is responsible for assuring compliance of such third parties with these rules and regulations.

2.   Landlord will furnish Tenant two keys to the exterior doors without charge.    Additional keys are the responsibility of Tenant. Landlord has not retained a copy of any key given to Tenant and thus will have no access to the Premises. If Landlord requires access for any purpose, (including emergency, tenant abandonment or lockout due to default) then Landlord may, at Tenant's expense, enter the Premises by having a locksmith open the lock and re-key as necessary.

3   Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to the Premises for Tenant, to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building, including installation of telephones (including any DSL or other broadband internet access), telegraph equipment, electrical devices (including security systems) and attachments and installations of any nature affecting roof, floors, walls, woodwork, trim, window, ceiling, equipment or any other physical portion of the Premises or the Building. If the Lease provides that Tenant is responsible for interior maintenance and HVAC maintenance, then Tenant shall obtain Landlords prior approval of all contractors performing such work. In order to assure that work is performed with due regard for preventing damage to the roof and maintaining the capital investment in the installed equipment, Landlord may, from time to time, provide a list of HVAC contractors that are approved for work on the Premises and require that Tenant select a contractor from that list.

4.   Tenant shall not at any time occupy any part of the Project as sleeping or lodging quarters. Tenant has no right to enter on the roof of the Building for any purpose without the express written permission of Landlord. In addition, Tenant has no right to use the exterior walls, windows, porches, lawns or other exterior areas of the building without the express written permission of Landlord. Tenant signage shall be strictly in accordance with the Landlords signage program in effect from time to time and Tenant shall submit any proposed exterior signage for Landlords prior review and written approval. Mailboxes are provided for Tenants convenience and Landlord assumes no responsibility for security of any items placed in the mailboxes. Landlord reserves the right to alter the location and configuration of mailboxes from time to time.

5.   Tenant must have prior written permission from the Landlord to do any of the following on any part of the Project:

a.   Install or operate any engine, stove, generator, printing press, air compressors or similar machinery,

b.   Place or use within the Project any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, toxic or hazardous material,

c.   Make any penetrations of the roof, exterior walls, windows (including metal frames) or party walls,

d.  Install any gas, electric, water, drainage, sewer or other utility lines whether above or below ground.

6.   Landlord will not be responsible for lost or stolen personal property, equipment, money, jewelry or other valuables from Tenant's Premises, the parking lots, or any public rooms, common areas or any other part of the Project regardless of whether such loss occurs when area is locked against entry.

7.  No birds, fowl, dogs, animals or pets of any kind shall be brought into or kept in or about the Premises or the Project.

8    Tenant may only use common areas for ingress or egress. Tenant shall not do any of the following:

a.   Block or obstruct any of the entries, passages, doors, loading docks, dumpsters, elevators, hallways, stairways, or parking and landscaped areas.

b.  Place or allow the placement of any motor vehicles, trailers, storage containers or other similar equipment to be placed anywhere on the Project in a manner that obstructs any of the following:

i.   Access to dumpsters by tenants or waste removal contractors.

ii.  Access to shipping clocks or rear entrances by vehicles making deliveries or performing services within the Project.

c.   Place any rubbish, litter, trash, or similar materials anywhere on the Project other than within the receptacles provided for trash. Tenant's use of trash receptacles shall be limited as follows:

i.   No hazardous or industrial wastes shall be deposited in Project waste containers. Tenant is solely responsible for lawful and timely disposal of such items at Tenant's sole risk and expense.

ii.  Tenant may not place any items in dumpsters if to do so would cause the top covers to be unable to close. Container covers must be closed at all times.

iii.  Tenant will cooperate in policing use of trash containers to prevent use by nontenants.

iv.  No trash or waste of any sort will be placed on the ground or beside the trash containers.

v.  Boxes or other containers will be broken down or folded to assure that trash in the containers is as compact as possible at all times. If receptacles are provided for recycling, Tenant shall use such containers in accordance with the directions for use that are provided from time to time.

vi.  Construction debris, trash from activities off site from the Project and unusually large amounts of trash shall be disposed of by Tenant by separate arrangements at Tenant's sole expense and the on site dumpsters shall not be used for such items.

9.   Water closets, kitchens, mop sinks and other water fixtures shall not be used for any purpose other than those for which they were constructed. No person shall waste water by interfering with the faucets or otherwise. Tenant shall maintain all plumbing fixtures (including hot water heaters) in good operating condition and repair. To prevent pipes from freezing, Tenant shall at all times maintain an indoor temperature of at least 45 degrees Fahrenheit.

10. Tenant shall not disturb the occupants of the Project by the use of any industrial machinery, process equipment, musical instruments or any other thing that makes unreasonable or raucous noises, or conduct any other unreasonable or disruptive use.

11. Tenant shall not store any materials, equipment, products, etc. outside the Premises.

12. Tenant shall comply with all local, state and federal statutes, codes, regulations and ordinances that apply to Tenant's occupancy of the Premises or the activity that Tenant conducts within the Premises. Tenant shall, at its sole cost and expense, obtain and maintain a current occupancy permit for the Premises from the city in which the Premises are located. In addition, Tenant shall assure that the Premises remain in full compliance with applicable fire and other local codes during the term of the Lease.

13. Tenant shall comply with the driving and parking signs and markers on the Project and the surrounding areas. Parking areas are subject to the following rules:

a.   All vehicles that lack current registration and safety inspection are strictly prohibited and shall be immediately removed.

b.   All vehicles must park in areas that are marked or otherwise designated for parking and fire lanes are to remain clear at all times.

c.   Repair work on vehicles is strictly prohibited.

d.   Landlord may direct that certain designated parking areas be the last to be used in order to minimize interference with ingress and egress to dock areas.

e.   Tenants will periodically remove all vehicles from the parking areas at Landlords direction in order to facilitate the cleaning of the lot and the painting of new stripes.

f.    Parking areas are not to be used for the storage for private vehicles of Tenant or its employees.   Tenant shall not utilize any more parking spaces than are reasonably  necessary for its operations.

g.   Spaces marked for a particular suite, address or tenant shall be reserved for the user so designated unless Landlord otherwise directs. Landlord has no obligation to maintain any designated parking that may exist at the Project unless specifically required to do so by the special provisions of a Lease. Even if special provisions require that spaces be reserved, Landlord has no liability for the enforcement of such reservation.

In addition to any other remedies under the Lease, Landlord may, at owner's risk and expense, tow or otherwise remove any vehicle that is in violation of these rules and regulations. Landlord shall have no liability for any such vehicle that is removed.

14. Tenant directories may, from time to time, be placed on monument signs or other similar structures at the sole discretion of Landlord. Tenant has no vested right to any such signage unless set out with specificity in the special provisions of the Lease. Landlord may add or remove any listing or signage on monument signs or directories at Landlords discretion.

15. No sign, draperies, shutters, window coverings, decorations, hangings or obstruction of any type shall be placed on any skylights or on any doors or windows which are visible from outside the Premises without the prior written consent of the Landlord, Landlord may rescind any such consent at any time.

16. The Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of the Landlord shall from time to time be needed for safety, protection, care, cleanliness, operation and preservation of the Building, the Premises or the Project. When new rules are made and communicated to Tenant the new rules shall be binding on Tenant in the same manner as if originally set out in this exhibit. Such changes may include rules and regulations regarding hours of access to the Project. In the event of any conflict, inconsistency, or other differences between the terms and provision of these rules and regulations and any lease now or hereafter in effect between Landlord and any tenant in the Building. Landlord shall have the right to rely on the term or provision in either such lease or such Rules and Regulations that is most restrictive on such tenant and most favorable to Landlord.

17. During the last 6 months of the Lease term. Landlord shall have access to the Premises during normal business hours to conduct any activities Landlord deems advisable to prepare the Premises for releasing. Such activities may include the following: showing the space to brokers or prospective tenants; examining the space to evaluate the condition of the Premises and need for remodeling or repairs; measure the dimensions of the interior configuration to prepare space layout analysis; or do any other preparation that does not unreasonable interfere with Tenant's occupancy.

18. Landlord has discretion to enforce these rules and regulations from time to time and Landlords election to decline to require strict adherence shall never constitute a waiver of the right to insist on strict compliance at a later time. Landlord has no obligation to enforce these rules and regulations at the request of any Tenant and no Tenant has any right to require that any other Tenant comply with any of these rules and regulations.

Exhibit "C"

GUARANTY OF LEASE

The following provisions form a part of and constitute the basis for this Guaranty of Lease (herein referred to as the "Guaranty"):

WHEREAS, a certain Office/Showroom/Warehouse Lease Agreement dated to commence as of October 1, 2003± herein referred to as the "Lease") has been executed by and between Dryden VI. Ltd. as Landlord (herein referred to as "Landlord"), and LifeRamp Family Financial, Inc., a Utah Corporation ___________ , as Tenant (herein referred to as "Tenant"), covering certain Premises located at 1600 Corporate Court, Suite 140 ____________________ in the City of Irving , County of Dallas ________ , State of Texas, as more particularly described in the Lease;

WHEREAS, as a condition to Landlord's entering into the Lease, Landlord requires the undersigned to guarantee the full performance of all of the obligations of Tenant accruing under the Lease;

WHEREAS, the undersigned desires to induce Landlord to enter into the Lease with Tenant;

NOW, THEREFORE, in consideration of the execution of the Lease by Landlord, and other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agrees that:

1. The undersigned unconditionally, absolutely and to the same extent as if the undersigned had signed the Lease as tenant, assumes all liabilities, obligations and duties of Tenant accruing under the Lease, and guarantees to Landlord and Landlord's successors and assigns the full, prompt and complete performance of each and all of the terms, covenants, conditions and provisions of the Lease to be kept and performed by Tenant or Tenant's successors or assigns, including the payment of all rental and other charges to accrue thereunder and all damages that may arise as a consequence of the nonperformance thereof.

2. The liability of the undersigned under this Guaranty shall be unconditional and primary, and in relation to any right of action which shall accrue to Landlord under the Lease, Landlord may, at its option, proceed from time to time solely against the undersigned and any other person or entity without regard to Tenant's ability to perform and without first commencing any action, exhausting any remedy, obtaining any judgment or proceeding in any way against Tenant or any other person or entity; and suit may be brought and maintained against the undersigned by Landlord to enforce any liability, duty or obligation guaranteed hereby without joinder of Tenant or any other person or entity.

3. This Guaranty shall continue during the entire term of the Lease and any renewals or extensions thereof and thereafter until Tenant and Tenant's successors or assigns have fully discharged all of their obligations under the Lease.

4. Until all the covenants and conditions in the Lease to be performed and observed by; Tenant or Tenant's successors or assigns are fully performed and observed, the undersigned: (a) shall have no right of subrogation or any other right to enforce any remedy against Tenant or Tenant's successors or assigns by reason of any payment or performance thereunder by the undersigned, and (b) subordinates any liability or indebtedness of Tenant or Tenant's successors or assigns now or hereafter held by the undersigned to all obligations of Tenant or Tenant's successors or assigns to Landlord under the Lease.

5. The undersigned agrees that the undersigned's obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced or affected by any limitation of liability or recourse under the Lease or by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or guaranty in connection with the Lease; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing or purported or believed to exist in connection with the Lease; (c) the death, insolvency, bankruptcy, disability, dissolution, termination, receivership, reorganization or lack of corporate, partnership or other power of Tenant, the undersigned, or any party at any time liable for payment or performance pursuant to the Lease, whether now existing or hereafter occurring; (d) any assignment or subletting by Tenant or Tenant's successors or assigns whether or not permitted pursuant to the terms of the Lease or otherwise approved by Landlord; (e) amendment of the Lease or any renewal, extension, modification or rearrangement of the terms of payment or performance pursuant to the Lease either with or without notice to or consent of the undersigned, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Landlord to Tenant, the undersigned or any other party at any time liable for payment or performance pursuant to the Lease; (f) any neglect, delay, omission, failure, or refusal of Landlord to take or prosecute any action for the collection or enforcement of the Lease or to foreclose or take or prosecute any action in connection with the Lease; (g) any failure of Landlord to notify the undersigned of any renewal, extension, rearrangement, modification, assignment of the Lease or subletting of the Premises or any part thereof, or of the release of or change in any security or of any other action taken or refrained from being taken by Landlord against Tenant or of any new agreement between Landlord and Tenant, it being understood that Landlord shall not be required to give the undersigned any notice of any kind under any circumstances with respect to or in connection with the Lease; (h) the unenforceability of all or any part of the Lease against Tenant, it being agreed that the undersigned shall remain liable hereon regardless of whether Tenant or any other person be found not liable on the Lease, or any part thereof, for any reason; or (I) any payment by Tenant to Landlord being held to constitute a preference under the bankruptcy laws or for any other reason Landlord being required to refund such payment or pay the amount thereof to someone else.

6. In the event suit or action is brought upon or in connection with the enforcement of this Guaranty, the undersigned shall pay reasonable attorneys' fees and all other expenses and court costs incurred by Landlord in connection therewith.

7. This Guaranty shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned and shall inure to the benefit of the heirs, legal representatives, successors and assigns of Landlord.

8. The undersigned represents that (the undersigned is the owner of a direct or indirect interest in Tenant and that) the undersigned will receive a direct or indirect benefit from the Lease,

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date set out below:

GUARANTOR: Medix Resources, Inc. (the parent corporation of Tenant) By:. Name (print): Title: